Exhibit 32

Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(furnished but not filed)

In connection with this quarterly report of Great Northern Iron Ore Properties on Form 10-Q filed with the Securities and Exchange Commission, I, Joseph S. Micallef, President of the Trustees and Chief Executive Officer of Great Northern Iron Ore Properties, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. This Quarterly Report on Form 10-Q of Great Northern Iron Ore Properties for the quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Northern Iron Ore Properties.

Date	April 23, 2009	By	/s/ Joseph S. Micallef
Joseph S. Micallef, President of the Trustees and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Great Northern Iron Ore Properties and will be retained by Great Northern Iron Ore Properties and furnished to the Securities and Exchange Commission or its staff upon request.

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In connection with this quarterly report of Great Northern Iron Ore Properties on Form 10-Q filed with the Securities and Exchange Commission, I, Thomas A. Janochoski, Vice President & Secretary and Chief Financial Officer of Great Northern Iron Ore Properties, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. This Quarterly Report on Form 10-Q of Great Northern Iron Ore Properties for the quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Northern Iron Ore Properties.

Date	April 23, 2009	By	/s/ Thomas A. Janochoski
Thomas A. Janochoski, Vice President & Secretary and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Great Northern Iron Ore Properties and will be retained by Great Northern Iron Ore Properties and furnished to the Securities and Exchange Commission or its staff upon request.